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Exhibit 99(C)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of OneBeacon Insurance Savings Plan (the "Plan") on Form 11-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark R. Sturdevant, Manager Financial Reporting of OneBeacon Insurance Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  •
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

  •
  The information contained in the Report fairly presents, in all material respects, the financial condition and changes in net assets of the Plan as of and for the periods presented in the Report.

/s/ Mark R. Sturdevant
Manager Financial Reporting
(Principal Financial Officer)

Date: June 27, 2003

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of OneBeacon Insurance Savings Plan (the "Plan") on Form 11-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas N. Schmitt, Senior Vice President, Human Resources of OneBeacon Insurance Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  •
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

  •
  The information contained in the Report fairly presents, in all material respects, the financial condition and changes in net assets of the Plan as of and for the periods presented in the Report.

/s/ Thomas N. Schmitt
Senior Vice President, Human Resources
(Principal Executive Officer)

Date: June 27, 2003

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CERTIFICATIONS